                                  OFFICE LEASE

                                  HSBC BUILDING
                             885 WEST GEORGIA STREET
                                 VANCOUVER, B.C.

                                     BETWEEN

                      P. SUN'S ENTERPRISES (VANCOUVER) LTD.
                                  ("LANDLORD")


                                       AND

                             A SURE ECOMMERCE, INC.
                                   ("TENANT")









COLLIERS MACAULAY NICOLLS INC.
("Agent")
15th Floor, 200 Granville Street
Vancouver, B.C.
V6C 2R6

                                  HSBC BUILDING
                             885 WEST GEORGIA STREET
                                 VANCOUVER, B.C.

                                                                    SUITE # 2240

                                  OFFICE LEASE
                                TABLE OF CONTENTS

ARTICLE I - INTERPRETATION.....................................................1
         SECTION 1.01 - CERTAIN BASIC LEASE PROVISIONS.........................1
         SECTION 1.02 - DEFINITIONS............................................2
         SECTION 1.03 - EFFECT OF HEADINGS, ETC................................6
         SECTION 1.04 - GOVERNING LAW .........................................6
         SECTION 1.05 - SEVERABILITY...........................................6
         SECTION 1.06 - JOINT COVENANTS AND GRAMMATICAL CHANGES................7
         SECTION 1.07 - NET LEASE..............................................7

ARTICLE II - DEMISE, TERM AND RENT.............................................7
         SECTION 2.01 - DEMISE.................................................7
         SECTION 2.02 - TERM...................................................7
         SECTION 2.03 - BASIC RENT.............................................7
         SECTION 2.04 - POST-DATED CHEQUES.....................................8
         SECTION 2.05 - DEPOSIT................................................8
         SECTION 2.06 - RECOVERY OF ADDITIONAL RENT............................8

ARTICLE III - TAXES............................................................8
         SECTION 3.01 - PAYMENT OF TAX FOR THE YEAR............................8
         SECTION 3.02 - CONTESTATION OF TAX FOR THE YEAR.......................8

ARTICLE IV - OPERATING COSTS...................................................9
         SECTION 4.01 - PAYMENT OF COMMON EXPENSES.............................9
         SECTION 4.02 - ADJUSTMENT OF TENANT'S SHARE OF COMMON EXPENSES........9
         SECTION 4.03 - BROKEN PERIOD..........................................9

ARTICLE V - TENANT'S COVENANTS.................................................9
         SECTION 5.01 - RENT...................................................9
         SECTION 5.02 - BUSINESS TAXES.........................................9
         SECTION 5.03 - ELECTRIC CURRENT AND UTILITIES........................10
         SECTION 5.04 - CLEANLINESS AND GARBAGE...............................10
         SECTION 5.05 - REPAIRS AND MAINTENANCE...............................10
         SECTION 5.06 - CONDITION OF PREMISES ON TERMINATION..................10
         SECTION 5.07 - LANDLORD MAY INSPECT..................................10
         SECTION 5.08 - REPAIRS WHERE TENANT AT FAULT.........................11
         SECTION 5.09 - ASSIGNMENT AND SUBLETTING.............................11
         SECTION 5.10 - RULES AND REGULATIONS.................................12
         SECTION 5.11 - OBSERVANCE OF LAW.....................................12
         SECTION 5.12 - WASTE AND NUISANCE....................................12
         SECTION 5.13 - ENTRY BY LANDLORD.....................................12
         SECTION 5.14 - EXHIBITING PREMISES...................................13
         SECTION 5.15 - LIENS.................................................13
         SECTION 5.16 - ALTERATIONS...........................................13
         SECTION 5.17 - SIGNS.................................................13
         SECTION 5.18 - LOCKS AND TRIMMINGS...................................14
         SECTION 5.19 - RUBBISH...............................................14
         SECTION 5.20 - INDEMNITY.............................................14
         SECTION 5.21 - TENANT'S WORK.........................................14
         SECTION 5.22 - ENERGY CONSERVATION...................................14
         SECTION 5.23 - USE...................................................14

                                      - 2 -
                                TABLE OF CONTENTS


ARTICLE VI - LANDLORD'S COVENANTS.............................................14
         SECTION 6.01 - QUIET ENJOYMENT.......................................14
         SECTION 6.02 - TAXES.................................................15
         SECTION 6.03 - REPAIR................................................15
         SECTION 6.04 - HEATING AND AIR-CONDITIONING..........................15
         SECTION 6.05 - ELEVATOR SERVICE......................................15
         SECTION 6.06 - CARETAKING OF PUBLIC AREAS............................15
         SECTION 6.07 - JANITORIAL SERVICES...................................15
         SECTION 6.08 - WASHROOMS.............................................16
         SECTION 6.09 - LANDLORD'S WORK.......................................16

ARTICLE VII - INSURANCE.......................................................16
         SECTION 7.01 - INCREASE IN INSURANCE RATES OR CANCELLATION
                           OF POLICY..........................................16
         SECTION 7.02 - LANDLORD'S INSURANCE - MANDATORY......................16
         SECTION 7.03 - LANDLORD'S INSURANCE - OPTIONAL.......................16
         SECTION 7.04 - TENANT'S INSURANCE....................................17

ARTICLE VIII - DAMAGE AND DESTRUCTION.........................................17
         SECTION 8.01 - INJURY TO DEMISED PREMISES AND BUILDING...............17
         SECTION 8.02 - DAMAGE TO PROPERTY....................................18

ARTICLE IX - TENANT'S DEFAULT AND LANDLORD'S REMEDIES.........................18
         SECTION 9.01 - DEFAULT OF TENANT.....................................18
         SECTION 9.02 - INTEREST ON OVERDUE PAYMENTS AND ADMINISTRATIVE FEE...19
         SECTION 9.03 - BANKRUPTCY, ETC.......................................19
         SECTION 9.04 - DISTRESS..............................................19
         SECTION 9.05 - RIGHT OF ENTRY AS AGENT OF TENANT.....................19
         SECTION 9.06 - RIGHTS OF TERMINATION.................................20
         SECTION 9.07 - LANDLORD MAY REPAIR...................................20
         SECTION 9.08 - LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS........20
         SECTION 9.09 - LEGAL COSTS...........................................20
         SECTION 9.10 - REMEDIES CUMULATIVE...................................20

ARTICLE X - MISCELLANEOUS.....................................................20
         SECTION 10.01 - FIXTURES.............................................20
         SECTION 10.02 - ASSIGNMENT BY LANDLORD...............................21
         SECTION 10.03 - IMPOSSIBILITY OF PERFORMANCE.........................21
         SECTION 10.04 - NON-WAIVER...........................................21
         SECTION 10.05 - NO COLLATERAL AGREEMENTS.............................22
         SECTION 10.06 - NOTICE...............................................22
         SECTION 10.07 - CERTIFICATES.........................................22
         SECTION 10.08 - SUBORDINATION........................................22
         SECTION 10.09 - RELOCATION...........................................23
         SECTION 10.10 - OVERHOLDING..........................................23
         SECTION 10.11 - EXPROPRIATION........................................23
         SECTION 10.12 - RENOVATION OR DEMOLITION.............................24
         SECTION 10.13 - CHANGES AND ADDITIONS TO BUILDING....................24
         SECTION 10.14 - TIME OF ESSENCE......................................24
         SECTION 10.15 - FORM OF LEASE........................................24
         SECTION 10.16 - [OMITTED]............................................24
         SECTION 10.17 - SUCCESSORS AND ASSIGNS...............................25
         SECTION 10.18 - SPECIAL PROVISIONS...................................25

                                      - 3 -
                                TABLE OF CONTENTS

SCHEDULES

SCHEDULE A - PLAN OF DEMISED PREMISES
SCHEDULE B - RULES AND REGULATIONS
SCHEDULE C - LANDLORD'S AND TENANT'S WORK

                                  OFFICE LEASE

THIS INDENTURE made effective the date specified in Section 1.01(i) in pursuance of the "Land Transfer Form Act" between the Landlord and Tenant hereinafter identified.

                           ARTICLE I - INTERPRETATION

SECTION 1.01 - CERTAIN BASIC LEASE PROVISIONS

The following are certain basic lease provisions, which are part of, and are in certain instances referred to in other provisions of this lease:

(i)      Date of this Lease:                         May 1, 2000

(ii)     "Landlord":                                 P. Sun's Enterprises (Vancouver) Ltd., a body
                                                     corporate having an office at the City of Vancouver,
                                                     in the Province of British Columbia

(iii)    Address of Landlord:                        P. Sun's Enterprises (Vancouver) Ltd.
                                                     c/o Colliers Macaulay Nicolls Inc.
                                                     15th Floor, 200 Granville Street
                                                     Vancouver, B.C.
                                                     V6C 2116

(iv)     Tenant Name:                                A Sure ECommerce, Inc.

(v)      Address of Tenant:                          2240 - 885 West Georgia Street
                                                     Vancouver, B.C.
                                                     V6C 3E8

(vi)     Rentable Area of the Demised                2,039.3 square feet located on the 22nd Floor of the
         Premises referred to in                     Building
         Section 2.01 and defined in
         Section 1.02(xix):

(vii)    Term of this Lease in                       Three (3) years.
         Section 2.02:

(viii)   Commencement Date in                        May 1, 2000
         Section 2.02:

(ix)     Termination Date of the Term:               April 30, 2003

(x)      Yearly rent in section 2.03:                $53,931.55 (plus GST)

(xi)     Equal monthly installments of               $4,494.30 (plus GST)
         rent in Section 2.03:

(xii)    Amount of deposit in                        $14,435.78 (plus GST)
         section 2.05:

(xiii)   Guarantor:                                  N/A

(xiv)    Address of Guarantor                        N/A

SECTION 1.02 - DEFINITIONS

In this Lease, unless otherwise stated, the following terms shall have the following respective meanings:

(i)      Additional Rent:

         "Additional Rent" means any payments contemplated by this Lease by the Tenant in addition to Basic Rent;

(ii)     Basic Rent:

         "Basic Rent" means the monthly rental installments referred to in
         Section 2.03;

(iii)    Building:

         "Building" means the building complex situate on the Lands;

(iv)     Capital Tax:

         "Capital Tax" means the tax or excise imposed upon the Landlord under the Corporation Capital Tax Act R.S.B.C. 1979, Chapter 69, or any successor legislation, with respect to the Building and/or the Lands;

(v)      Commencement Date:

         "Commencement Date" means the date provided in Section 2.02 for the commencement of the Term;

(vi)     Common Areas:

         "Common Areas" means all parts of the Lands and the Building not leasable to tenants and includes the Parking Area, driveways, pedestrian sidewalks and ways, landscaped areas, exterior ramps, stairways, elevators, comfort stations, heating, air-conditioning, electrical, plumbing and sanitary drainage systems (excluding such systems or parts thereof running from the main systems of the Building, if such is the case, provided for a particular tenant at the request of such tenant) and other facilities of the Building which are from time to time provided or designated (and which may be changed from time to time) by the Landlord for the use by or benefit of tenants of the Building, their employees, customers and other invitees or for general public use and enjoyment;

(vii)    Common Expenses:

         "Common Expenses" means the total amount of all expenses paid or incurred whether by the Landlord or others on behalf of the Landlord for the operation, maintenance and management of the Lands and the Building, including, without limitation, the following:

         (a) the cost of fire and extended perils coverage, boiler and pressure vessel coverage, public liability and property damage, plate glass, loss of rental and other insurance the Landlord is required to maintain or may maintain;

         (b) the cost of cleaning, window cleaning, garbage collection and removal, snow removal, salting and sanding, gardening and landscaping;

         (c)      the cost of janitorial and caretaking services for the Common
                  Areas;

         (d) the cost of electricity, lighting, fuel, gas, steam, telephone and other utility costs and the cost of replacing electrical fixtures, ballasts, tubes and bulbs not otherwise chargeable to tenants;

         (e) the cost of plumbing, sanitary drainage and elevator service and maintenance;

         (f) the cost of heating, cooling and providing hot and cold water not otherwise chargeable to tenants;

         (g) the salaries and remuneration (including contributions towards fringe benefits, unemployment insurance, workmen's compensation assessments and similar contributions and indirect benefits) and office expenses of persons and staff employed at the Building to provide security, management, maintenance, supervisory and operating services;

         (h) fees and expenses of the Landlord's chartered accountants, architects, professional engineers or quantity surveyors pertaining only to services performed in the preparation of certificates and performance of other work contemplated hereunder;

         (i) the cost of maintenance, repair, replacement, servicing, operation, supervision and policing of the Lands and Building, including relining, paving and repaving of the Parking Area, and including all repairs and replacements not properly chargeable to capital account under generally accepted accounting principles;

         (j) the cost of any modification and/or addition to the Building and/or the machinery and equipment therein where, in the reasonable opinion of the Landlord, such expenditure may reduce Common Expenses, or the cost of any additional equipment or improvements required by law or, in the Landlord's reasonable opinion, made for the benefit or safety of the users of the Building;

         (k) depreciation of fixtures and equipment which, by their nature, require periodic or substantial replacement, including heating and air-conditioning equipment but excluding any costs of a capital nature under generally accepted accounting principles;

         (l) management of the Building, the annual cost of which for the purposes of this Lease shall be deemed to be four percent (4%) of the total rents, including Basic Rents and Additional Rents but excluding any such amounts referable to management of the Building, payable by all tenants in the Building;

         (m)      Capital Tax;

         (n) business taxes imposed on the Landlord, if any, in respect of the Building; and

         (o) other costs and expenses not otherwise expressly excluded hereunder attributable to the maintenance, repair, replacement, servicing, operating, supervision and management of the Lands and Building;

         Notwithstanding the foregoing, there shall be excluded from the foregoing, or deducted therefrom to the extent otherwise included:

         (p) all monies recoverable under any insurance policies maintained by the Landlord with respect to damage occurring to any portion of the Lands and Building, the cost of repair of which is included in the foregoing;

         (q) all monies recoverable under claims for damage or indemnity from third parties, to the extent applicable to repairs, the cost of which is included in the foregoing;

         (r) all recoveries made by the Landlord in respect of warranties and construction guarantees, to the extent applicable to repairs, the cost of which is included in the foregoing; and

         (s)      interest on the Landlord's debt or capital retirement of debt.

Costs shall be allocated to any relevant period without duplication in accordance with generally accepted accounting practices, and insurance premiums for any policy whose term is not concurrent with such period may be allocated to a period in which the premium therefor is paid. If the Building is not fully occupied during any period within the Term, the foregoing costs and expenses, or any part of parts thereof, in this Section 1.02(vii) may be adjusted by the Landlord to what they would have been if the Building had been fully occupied during such period;

(viii)   Full Floor Rentable Area:

         "Full Floor Rentable Area" of a floor shall be computed by measuring to the inside finished surface of the dominant portion of the permanent outer building walls, excluding the area of Major Vertical Penetrations and by making no deduction for columns and projections necessary for the Building; and, in addition, with respect to the upper ground floor, by excluding those Common Areas on such floor not for the exclusive benefit of tenants on such floor such as the elevator lobby, building management offices and entrance lobby or vestibule, and with respect to the lower ground floor, by excluding those Common Areas on such floor not for the exclusive benefit of tenants on such floor. The "dominant portion" shall mean that portion of the inside finished surface of the permanent outer building wall which is 50% or more of the vertical floor-to-ceiling dimension measured at the dominant portion; provided, that if there is no dominant portion, or if the dominant portion is not vertical, the measurement for area shall be to the inside finished surface of the permanent outer building wall where it intersects the finished floor. The Landlord may from time to time adjust the Full Floor Rentable Area of any floor to give effect to any structural, functional or other change. A certificate of the Landlord's Architect as to the Full Floor Rentable Area of any floor at any time shall be final and binding upon the parties hereto as to the facts so certified;

(ix)     Land Lease:

         "Land Lease" means a lease of the Lands made the 24th day of February, 1984 between Bank of British Columbia, J.K.S. Holdings Ltd. and IBC Properties Limited as Landlord, and the Landlord as tenant, and registered at the Vancouver Land Title Office on the 24th day of February, 1984, under number M14613;

(x)      Landlord's Architect:

         "Landlord's Architect" means the firm of architects from time to time named by the Landlord;

(xi)     Lands:

         "Lands" means that parcel or tract of land situate in the City of Vancouver, Province of British Columbia, legally described as: City of Vancouver, Lots 5 through 20, both inclusive, Block 41, District Lot 541, Plan 210;

(xii)    Lease Year:

         "Lease Year" means a period of twelve (12) calendar months, provided that if the Commencement Date is other than the first day of a month, the first Lease year shall be twelve (12) calendar months plus the number of days of the Term in the month in which the Commencement Date occurs. The first Lease Year shall commence on the Commencement Date. Each subsequent Lease Year shall be computed from the anniversary of the Commencement Date, if it is the first day of a month, and otherwise, from the anniversary of the first day of the month immediately following the Commencement Date;

(xiii)   Major Vertical Penetrations:

         "Major Vertical Penetrations" means stairs, elevator shafts, flues, pipe shafts, vertical ducts and the like and their enclosing walls but does not include stairs, dumb waiters, lifts and the like exclusively serving a tenant occupying premises on more than one (1) floor;

(xiv)    Parking Area:

         "Parking Area" means that portion of the Lands and/or the Building which is set aside by the Landlord for the purpose of parking vehicles or ancillary usage or for access thereto or egress therefrom;

(xv)     Part Floor Usable Area:

         "Part Floor Usable Area" of a part of a floor of the Building is to be measured from the inside finished surface of the dominant portion of the permanent outer building walls to the centre line of demising walls with adjoining rentable premises and to the inside surface of other walls including those separating such part from corridors and other public areas, excluding the area of Major Vertical Penetrations and by making no deduction for columns and projections necessary for the Building. The "dominant portion" shall mean that portion of the inside finished surface of the permanent outer building wall which is fifty percent (50%) or more of the vertical floor-to-ceiling dimension measured at the dominant portion; provided, that if there is no dominant portion, or if the dominant portion is not vertical, the measurement for area shall be to the inside finished surface of the permanent outer building wall where it intersects the finished floor. The Landlord may from time to time adjust the

         Part Floor Usable Area of any part of any floor to give effect to any structural, functional or other change. A certificate of the Landlord's Architect as to the Part Floor Usable Area at any time shall be final and binding upon the parties hereto as to the facts so certified;

(xvi)    Prime Rate:

         "Prime Rate" means that certain annual Canadian dollar rate of interest published or declared from time to time by the Royal Bank of Canada at its main branch in Vancouver and designated by the Royal Bank of Canada as its prime rate;

(xvii)   Proportionate Share:

         "Proportionate Share" means the fraction which has as its numerator the Rentable Area of the Demised Premises and has as its denominator the total Rentable Area of the Building whether rented or not;

(xviii)  Rentable Area of the Building:

         "Rentable Area of the Building" means the total rentable area of all areas of the Building set aside by the Landlord for leasing to tenants (whether leased or not) excluding the Parking Area and any basement storage areas, calculated as if the Building were entirely occupied by tenants leasing the Full Floor Rentable Area of each floor of the Building. The Landlord may from time to time adjust the Rentable Area of the Building to give effect to any structural, functional or other change;

(xix)    Rentable Area of the Demised Premises

         "Rentable Area of the Demised Premises" is the aggregate of the following:

         (a) the Full Floor Rentable Area of every single tenancy floor of the Demised Premises, if applicable, and

         (b) the Part Floor Usable Area of every part of the Demised Premises on a multiple tenancy floor, plus, with respect to each such floor that area calculated as follows:

                  (Full Floor Rentable Area of such          (Part Floor Usable Area of the
                  floor of the Building on which the         Demised Premises on such floor)
                  Demised Premises is located) -      X      /
                  (Part Floor Usable Areas of all            (Part Floor Usable Areas of all
                  leasable premises on such floor)           leasable premises on such floor)

         to cover the Tenant's share of Common Areas serving the Demised Premises in common with other premises on such floor.

(xx)     Structural Repairs:

         "Structural Repairs" means only major repairs to the footings and foundations, columns, beams, joists, bearing walls, perimeter walls, floor slab and roof structure of the Building;

(xxi)    Tax:

         "Tax" means all taxes, rates, duties, levies and assessments whatsoever (including those for education, schools and local improvements) whether municipal regional, parliamentary or otherwise, levied, charged, imposed or assessed against the rents, the Building or the Lands or upon the Landlord on account thereof including all costs and expenses incurred by the Landlord in good faith contesting, resisting or appealing any such taxes, rates, duties, levies or assessments and including any payments which the Landlord is obliged to make in lieu of the foregoing or a component thereof if the Lands and/or the Building or a portion thereof is or becomes exempt from the foregoing or from a component of the foregoing as defined, but excluding such taxes as corporate, income, profits or excess profits taxes assessed upon the income of the Landlord and shall also include any and all taxes which may in future be levied in lieu of Tax as hereinbefore defined;

(xxii)   Tenant's Improvements:

         "Tenant's Improvements" means all improvements, property, fixtures, equipment, arrangements, installations, additions and/or modifications done to or placed in or upon the Demised Premises by the Tenant or by the Landlord at the request of the Tenant and whether or not such improvements, property, fixtures, arrangements, installations, additions and/or modifications are paid for by the Landlord or the Tenant;

(xxiii)  Tenant's Share of Common Expenses:

         "Tenant's Share of Common Expenses" means, in any Year or fiscal period adopted by the Landlord, the Proportionate Share of Common Expenses during that Year or fiscal period, or at the option of the Landlord, the portion of Common Expenses allocated to the Tenant for that Year or fiscal period by the Landlord, acting reasonably, on an equitable basis;

(xxiv)   Tenant's Share of Tax for the Year:

         "Tenant's Share of Tax for the Year" means, in any Year, at the option of the Landlord,

         (a) the product of the separate assessment for the Demised Premises and the applicable mill rate; or

         (b)      the Proportionate Share of Tax during that Year; or

         (c) the portion of Tax allocated to the Tenant for that Year by the Landlord, acting reasonably, on an equitable basis.

         Provided that in any case, notwithstanding the foregoing, Tenant's Share of Tax for the Year may, at the option of the Landlord, include any taxes which may be attracted by Tenant's Improvements and an equitable portion of Tax charged upon or attributable to the Common Areas and/or basement storage areas;

(xxv)    Term:

         "Term" means the term of this Lease being the period from Commencement Date to the date on which this Lease terminates, and includes any renewal or extension thereof and any additional period during which the Tenant shall overhold and for which the Landlord shall accept rental as provided in this Lease; and

(xxvi)   Year:

         "Year" means a calendar year.

SECTION 1.03 - EFFECT OF HEADINGS, ETC.

The division of this Lease into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Lease.

SECTION 1.04 - GOVERNING LAW

This Lease shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as British Columbia contract.

SECTION 1.05 - SEVERABILITY

If any provision of this Lease, or the application thereof to any circumstances, shall be held to be invalid .or unenforceable, then the remaining provisions of this Lease, or the application thereof to other circumstances, shall not be affected thereby and shall be held valid and enforceable to the full extent permitted by law.

SECTION 1.06 - JOINT COVENANTS AND GRAMMATICAL CHANGES

All covenants herein contained shall be construed as being joint and several where there is more than one tenant, and when the context so requires or permits, the singular number shall be read as if the plural were expressed, and the neuter gender as if the masculine or feminine, as the case may be, were expressed.

SECTION 1.07 - NET LEASE

It is the intention of the Landlord and the Tenant and it is hereby agreed by them that, the Tenant shall pay all rental to be paid hereunder to the Landlord without any deduction, abatement or set-off whatsoever; and notwithstanding any statutory or other provisions, all charges, expenses, payments and costs of every nature and kind whatsoever incurred in respect of the Demised Premises or for any matter or thing affecting the Demised Premises shall (unless otherwise expressly stipulated herein to the contrary) be borne by the Tenant so that the rental herein provided for shall be absolutely net to the Landlord. The Landlord shall not be responsible for any charge, claim or liability whatsoever in connection with the Demised Premises except as expressly provided in this Lease.

                       ARTICLE II - DEMISE, TERM AND RENT

SECTION 2.01 - DEMISE

In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant, the Landlord does demise and lease unto the Tenant all those premises on that floor of the Building set out in Section 1.01(vi) (hereinafter called the "Demised Premises") comprising the number of square feet of Rentable Area specified in Section 1.0 1 (vi) as shown outlined in red on the plan attached hereto as Schedule A.

SECTION 2.02 - TERM

To Have and To Hold the Demised Premises for and during the term of years, months and days specified in Section 1.01(vii) to be computed from whichever of the following days shall first occur (the "Commencement Date"):

         (a) the date upon which the Tenant opens any part of the Demised Premises for business; and

         (b)      the date specified in Section 1.01(viii);

subject to earlier termination in accordance with the provisions hereof.


SECTION 2.03 - BASIC RENT

Yielding and paying therefor yearly and every year during the Term unto the Landlord the amount specified in Section 1.01(x) of lawful money of Canada, to be payable in advance in equal monthly installments of the amount specified in
Section 1.01(xi) each on the first (1st) day of each calendar month during the Term to the Landlord at the office of the Landlord's Building manager or at such other place as the Landlord shall hereafter designate, the first (1st) of such payments to be made on the Commencement Date or on the first (1st) day of the month next following the Commencement Date if the Commencement Date is not on the first (1st) day of the month. Provided that if the Term contains a broken calendar month, Basic Rent for the broken calendar month shall be payable on the first (1st) day (within the Term) of the broken calendar month as the instalment for the broken calendar month in an amount equal to the amount of a monthly instalment otherwise payable under this Section adjusted pro-rata.

SECTION 2.04 - POST-DATED CHEQUES

The Tenant shall within five (5) days of the later of the execution hereof and the production of the estimates referred to in Sections 3.01 and 4.01 give to the Landlord twelve (12) post-dated cheques each in an amount equal to the monthly Basic Rent plus one-twelfth (I /12) of the estimated annual Additional Rent for the first (1st) twelve (12) months of the Term and shall, one (1) month before each anniversary date, give twelve (12) post-dated cheques for the ensuing twelve (12) months.

SECTION 2.05 - DEPOSIT

The Tenant shall pay to the Landlord the sum specified in Section 1.01 (xii) which shall be applied firstly, on account of Basic Rent for the last full calendar month of the Term and thereafter on account of rent first becoming due under this Lease. Provided that such sum, or the amount remaining from time to time, shall be held by the Landlord as security for the performance by the Tenant of its obligations under this Lease and may be applied or appropriated by the Landlord as necessary to compensate the Landlord as may be required in the event of default by the Tenant under this Lease. Any amount so applied or appropriated shall be forthwith paid by the Tenant to the Landlord to be held by the Landlord pursuant to this Section 2.05.

SECTION 2.06 - RECOVERY OF ADDITIONAL RENT

Any additional payments by the Tenant contemplated by this Lease shall be deemed to be and be treated as rent and payable and recoverable as rent, and the Landlord shall have (in addition to any other right or remedy) the same rights and remedies in the event of default by the Tenant in payment of any amount payable by the Tenant hereunder as the Landlord would have in the case of default by the Tenant in payment of rent.

                               ARTICLE III - TAXES

SECTION 3.01 - PAYMENT OF TAX FOR THE YEAR

The Tenant shall, in each Year of the Term, pay the Tenant's Share of Tax for the Year in the manner hereinafter provided. The Tenant shall only be required to pay its portion of Tax relating to any fiscal period of the taxing authority in proportion to that part of such fiscal period which is included within the Term. The Tenant shall pay the Landlord, each time that a payment of Basic Rent is due and payable, on account of the obligation of the Tenant to pay the Tenant's Share of Tax for the Year, that amount prescribed by the Landlord, acting reasonably based on the Landlord's reasonable estimate of the amount of the Tenant's Share of Tax for the Year (reduced proportionately as hereinbefore provided, where applicable), so that the Landlord will have, in the case of each item comprising such Tax, sufficient funds on hand to pay each such item of Tax when due. Following the date of receipt by the Landlord of any bill or levy (including any advance tax billing) from the appropriate taxing authority for each item comprising such Tax the Landlord will be entitled to invoice the Tenant for any shortfall to ensure that the Landlord, at least fifteen (15) days prior to the date upon which the particular Tax payment by the Landlord is due, shall have received a sufficient amount from the Tenant to pay, in full, the particular taxing authority the Tenant's portion of the required payment. The Landlord shall provide the Tenant with particulars of calculation of the Tenant's Share of Tax for the Year as soon as reasonably possible.

SECTION 3.02 - CONTESTATION OF TAX FOR THE YEAR

The Tenant shall have at any time the right to contest any tax, rate (including local improvement rates) assessment or other charge against the Demised Premises if such contestation will not involve any forfeiture, foreclosure, escheat, sale or termination of the title of the Landlord or the Landlord under the Land Lease to the Building and/or the Lands, or any part thereof, and provided further that all such proceedings shall be prosecuted with all due diligence and dispatch. The Tenant will pay the cost of any such contestation and also pay the Landlord on demand, all proper costs, penalties, interest or other charges payable as a result of or incidental to such contestation. Notwithstanding such contestation by the Tenant, the Tenant shall continue to pay to the Landlord the Tenant's Share of Tax for the Year in the manner hereinbefore set out. Should, as a result of such contestation, the amount of Tax payable by the Landlord be decreased as a result of such contestation or appeal, the Landlord hereby agrees to reimburse the Tenant accordingly.

                          ARTICLE IV - OPERATING COSTS

SECTION 4.01 - PAYMENT OF COMMON EXPENSES

During the Term, the Tenant shall pay to the Landlord the Tenant's Share of Common Expenses as follows:

(i) before the commencement of each Year or each fiscal period adopted by the Landlord, the Landlord shall reasonably estimate the Common Expenses for such period and so notify the Tenant, and the Tenant shall pay one-twelfth (1/12th) of the estimated Tenant's Share of Common Expenses with each monthly instalment of rental payable throughout that period (which monthly payments shall be adjusted if the Landlord, acting reasonably, subsequently re-estimates Common Expenses for such period or the remaining portion thereof); and

(ii) the actual amount of Common Expenses for such period and the Tenant's Share of Common Expenses shall be certified by the Landlord within a reasonable period of time after the expiration of such period, and such certificate shall show in reasonable detail the information relevant and necessary for the exact calculation and determination of these amounts and shall be binding upon the parties.

SECTION 4.02 - ADJUSTMENT OF TENANT'S SHARE OF COMMON EXPENSES

Within fourteen (14) days after the delivery of the certificate by the Landlord, an adjustment will be made by the Landlord or the Tenant, as the case may be, in respect of any overpayment or underpayment by the Tenant of the Tenant's Share of Common Expenses for the period covered by the certificate.

SECTION 4.03 - BROKEN PERIOD

If only part of a Year or of a fiscal period adopted by the Landlord for the calculation of Common Expenses is included within the Term, any amounts payable on account of Tenant's Share of Common Expenses for this period shall be reduced proportionately.

                         ARTICLE V - TENANT'S COVENANTS

SECTION 5.01 - RENT

The Tenant covenants with the Landlord to pay Basic Rent and Additional Rent.

SECTION 5.02 - BUSINESS TAXES

The Tenant covenants with the Landlord to pay, as and when the same become due, all business, income and other taxes, charges, rates, duties and assessments from time to time levied, imposed, assessed or payable in respect of the use and/or occupancy of the Demised Premises.

SECTION 5.03 - ELECTRIC CURRENT AND UTILITIES

The Tenant covenants with the Landlord to pay the cost of electric current and other utilities including lighting, gas, telephone, water, heating and air-conditioning, supplied to the Demised Premises as measured by separate meter or as reasonably determined by the Landlord; and to pay the cost of any electrical fixtures, ballasts, tubes and bulbs used to replace those installed in the Demised Premises at the commencement of the Term. The Landlord shall have the right to require the Tenant to install a separate meter for electric current and/or other utility or utilities at the Tenant's expense, and the Tenant covenants with the Landlord to thereafter pay the cost of electric current and/or such other utility or utilities supplied to the Demised Premises as measured by separate meter. The Tenant shall, if requested by the Landlord, make monthly payments to the Landlord throughout the Term on account of its obligations under this Section 5.03 on the basis of estimates of the Landlord, acting reasonably, from time to time.

SECTION 5.04 - CLEANLINESS AND GARBAGE

The Tenant covenants with the Landlord to keep the Demised Premises in a tidy, clean and sanitary condition and to observe all rules, regulations and directions of building inspectors, health, fire or other municipal or other officers, agencies or departments and of the Landlord relating to cleanliness, sanitation, garbage removal, refrigeration of all perishable garbage and maintenance of the Demised Premises. In addition to the foregoing, the Landlord may from time to time designate the areas and manner in which and the times at which the Tenant shall deposit garbage.

SECTION 5.05 - REPAIRS AND MAINTENANCE

The Tenant covenants with the Landlord to decorate and to make all repairs and replacements to and to maintain in first class order and repair the Demised Premises and its appurtenances, fixtures and equipment including, without limitation, heating, ventilating, air-conditioning, electrical and plumbing equipment (including any heating, ventilating or air-conditioning equipment located outside the Demised Premises which serve only the Demised Premises and any parts of the heating, ventilating, air conditioning, electrical, plumbing or other mechanical systems of the Building located outside the Demised Premises provided for the Tenant at the request of the Tenant), doors and hardware attached thereto and plate glass and all Tenant's Improvements, at the Tenant's own expense throughout the Term, (provided, that all work in connection with or affecting the heating, ventilating, air-conditioning, electrical, plumbing or other mechanical systems of the Building shall, if the Landlord so elects, be performed for the Tenant by the Landlord and, if the Landlord does not so elect, shall not be performed without the prior written consent of the Landlord, and in any event the cost of such work shall be paid by the Tenant), except only for Structural Repairs, for repairs necessitated by damage for which the Landlord has insured or is obligated to insure pursuant to this Lease (unless such repairs are necessitated by the acts or omissions of the Tenant, its agents, employees, invitees or licensees). The Tenant covenants that all redecoration, repairs and replacements will be done with due diligence and dispatch to a standard of materials and workmanship at least equivalent to that existing on the Commencement Date.

SECTION 5.06 - CONDITION OF PREMISES ON TERMINATION

The Tenant covenants with the Landlord to leave the Demised Premises in the state of repair required to be maintained by the Tenant during the Term upon vacating the Demised Premises at the end or sooner termination of the Term.

SECTION 5.07 - LANDLORD MAY INSPECT

The Tenant covenants with the Landlord to permit the Landlord or its authorized agents or employees or representatives of any of the Landlord's mortgagees to enter and view the state of repair of the Demised Premises during all normal business hours and during any emergency and to forthwith repair and maintain according to notice in writing from the Landlord or its agents or employees.

SECTION 5.08 - REPAIRS WHERE TENANT AT FAULT

The Tenant covenants with the Landlord that if the Building or any part thereof, including the Demised Premises, gets out of repair or becomes damaged or destroyed through the negligence, carelessness or misuse of the Tenant, its agents, employees, invitees or licensees in any way stopping up or injuring the heating apparatus, elevators, water pipes, drainage pipes or other equipment or part of the Building, the expense of all necessary repairs, replacements or alterations shall be borne by the Tenant which shall pay the same to the Landlord forthwith on demand.

SECTION 5.09 - ASSIGNMENT AND SUBLETTING

The Tenant covenants with the Landlord not to permit the whole or any part of the Demised Premises to be used or occupied by any person, including any licensee or concessionaire, other than the Tenant or anyone otherwise permitted hereunder. The Tenant covenants with the Landlord not to assign this Lease or sublet the whole or any part of the Demised Premises without the prior written consent of the Landlord, such consent not to be unreasonably withheld, provided it shall not be unreasonable for the Landlord to withhold its consent if such assignment or subletting would breach the obligations of the Landlord to other tenants in the Building, and provided nevertheless:

(i) that the Landlord shall be entitled to withhold leave arbitrarily if the Landlord exercises the right hereinafter set out in clause (ii) of this Section 5.09;

(ii) if the Tenant requests the Landlord's consent to an assignment of this Lease or to a subletting of the whole or any part of the Demised Premises (provided that in the case of part only of the Demised Premises, such Part must have perimeter walls and a separate entrance directly from the Common Areas) to any person, firm or corporation, the Tenant shall submit to the Landlord the name of the proposed assignee or subtenant and such information as to the nature of its business and its financial responsibility and standing as the Landlord may reasonably require. Upon the receipt of such request and information from the Tenant the Landlord shall have the right, exercisable in writing within fourteen (14) days after such receipt, to cancel and terminate this Lease if the request is to assign this Lease or to sublet all of the Demised Premises or, if the request is to sublet a portion of the Demised Premises only, to cancel and terminate this Lease with respect to such portion, in each case as of the date set forth in Landlord's notice of exercise of such right (hereinafter called the "Termination Date"), which shall be neither less than sixty
         (60) nor more than one hundred twenty (120) days following the service of such notice;

(iii)    if the Landlord shall exercise its rights under clause (ii) of this
         Section 5.09, the Tenant shall surrender possession of the entire Dernised Premises or the portion which is the subject of the right, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Dernised Premises at the expiration of the Term. If this Lease shall be cancelled as to a portion of the Dernised Premises only, the rent payable by the Tenant under this Lease shall be abated proportionately. If the Landlord shall not exercise the right to cancel this Lease as above provided after the receipt of Tenant's written request, then the Landlord's consent to such request shall not be unreasonably withheld, provided it shall not be unreasonable for the Landlord to withhold its consent if such assignment or subletting would breach the obligations of the Landlord to other tenants in the Building, and provided, in the case of an assignment, the Landlord's consent thereto shall be subject to the assignee agreeing in writing with the Landlord to be bound by this Lease as if such assignee had originally executed this Lease as Tenant;

(iv) in no event shall any assignment or subletting to which the Landlord may have consented release or relieve the Tenant from its obligations fully to perform all the terms, covenants and conditions of this Lease on its part to be performed;

(v) sales transfers or other dispositions aggregating fifty percent (50%) or more of the capital or voting stock of the Tenant (if the Tenant is a non-public corporation) or transfers aggregating fifty percent (50%) or more of the Tenants partnership interest (if the Tenant is a partnership) shall be deemed to be an assignment of this Lease. The Tenant will make available to the Landlord or its agent all corporate or partnership books and records of the Tenant for inspection at all reasonable times. As used in the foregoing sentence, the word "Tenant" shall also mean any entity which has guaranteed the Tenant's obligations under this Lease and the prohibition hereof shall be applicable to any sales or transfers of the stock or partnership interest of such guarantor;

(vi) the Tenant shall not display, advertise or offer the whole or any part of the Demised Premises for the purposes of assignment or subletting and shall not permit any broker or other party to so do unless the complete text and format of any such display, advertisement or offer shall have first been approved in writing by the Landlord. Without in any way restricting or limiting the Landlord's right to refuse any text and format on other grounds, any text and format proposed by the Tenant shall not contain any reference to the rental rate for the Demised Premises; and

(vii) whether or not the Landlord consents to any assignment or subletting as aforesaid, the Tenant shall pay to the Landlord all costs incurred by the Landlord in considering any request by the Tenant for such consent and in completing any of the documentation involved, including all legal costs.

SECTION 5.10 - RULES AND REGULATIONS

The Tenant covenants with the Landlord to observe the rules and regulations set out in Schedule B and all other rules and regulations as the Landlord may from time to time make for the operation, reputation, safety, care or cleanliness of the Building and the Demised Premises, the operation and maintenance of equipment, the use of the Common Areas, the hours of business, the lighting of premises, the display of signs visible outside the Demised Premises, other matters affecting the operation of the Building and the Demised Premises and the establishing and maintaining of a suitable image for the Building, provided, however, that such rules and regulations are reasonable and consistent with the provisions of this Lease. Nothing in this Lease shall be construed to impose upon the Landlord any obligation to enforce the rules and regulations, or the terms, covenants or conditions in any other lease, against any other tenant, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECTION 5.11 - OBSERVANCE OF LAW

The Tenant covenants with the Landlord in its use and occupation of the Demised Premises, not to violate any law, by-law, ordinance, order, rule, regulation or requirement of any federal, provincial or municipal government or any department, commission, board or officer thereof.

SECTION 5.12 - WASTE AND NUISANCE

The Tenant covenants with the Landlord not to make or suffer any waste or cause or allow to be caused any damage, disfiguration or injury to the Demised Premises or the fixtures and equipment thereof or permit or suffer any over-loading of the floors thereof-, and not to use or permit to be used any part of the Demised Premises for any dangerous, noxious or offensive trade, business or other activity; and not to cause or maintain any nuisance in, at or on the Demised Premises.

SECTION 5.13 - ENTRY BY LANDLORD

The Tenant covenants with the Landlord to permit the Landlord or its agents to enter upon the Demised Premises at any time and from time to time for the purpose of inspecting and of making repairs, alterations, improvements or additions to the Demised Premises or to the Building or any part thereof, including, without limitation, adjustments to and changes of location of pipes, conduits, wiring, ducts and other installations serving any part of the Building, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby.

SECTION 5.14 - EXHIBITING PREMISES

The Tenant covenants with the Landlord to permit the Landlord or its agent to exhibit the Demised Premises to prospective tenants during normal business hours of the last twelve (12) months of the Term.

SECTION 5.15 - LIENS

The Tenant covenants with the Landlord not to suffer or permit during the Term any mechanics', builders' or other liens for work, labour, services or materials ordered by it or for the cost of which it may be in any way obligated to attach to the Demised Premises or to the Building and/or the Lands and that whenever and so often as any such liens shall attach or claims therefor be filed, the Tenant shall within fifteen (15) days after the Tenant has notice of the claim or lien obtain the discharge thereof by payment or by giving security or in such other manner as is or may be required or permitted by law.

SECTION 5.16 - ALTERATIONS

The Tenant covenants with the Landlord that the Tenant will not make or erect in or to the Demised Premises any installations, alterations, additions or partitions without submitting plans and specifications to the Landlord and obtaining the Landlord's prior written consent in each instance (and the Tenant must further obtain the Landlord's prior written consent to any change or changes in such plans and specifications submitted as aforesaid), subject to payment of the Landlord's cost of having its architect or architects or other professional consultants approve of such plans and specifications or change or changes thereto prior to proceeding with any work based upon such plans and specifications; such work may be performed by employees of, or contracted for with contractors engaged by the Tenant, subject to all conditions which the Landlord may impose; including, without limitation, the right, at the option of the Landlord, to require that the Landlord's contractors be engaged for any structural, mechanical or electrical work. The Tenant shall promptly pay to the Landlord's contractors or the Tenant's contractors, as the case may be, when due, the cost of all such work and of all materials, labour and services involved therein and of all costs of redecoration or of alterations or additions to the Demised Premises or the Building necessitated thereby. Without limiting the generality of any of the foregoing, any work performed by or for the Tenant shall be performed by competent workmen whose trade union affiliations are not incompatible with those of any workmen who may be employed in the Building by the Landlord, its contractors or subcontractors, and shall be subject to the reasonable supervision and direction of the Landlord.

SECTION 5.17 - SIGNS

Except with the prior written consent of the Landlord, which consent may not be unreasonably withheld, the Tenant shall not erect, install, display, inscribe, paint or affix any sign, notice, direction, lettering or advertising medium on any part of the outside or inside of the Building or the Demised Premises, provided that, upon receiving the Landlord's consent as aforesaid, the Tenant may place a sign showing the name of the Tenant at the entrance to the Demised Premises leading to the public hallway, at the cost of the Tenant, and, at the request of the Tenant, the Landlord will cause a sign showing the name of the Tenant to be placed on the directory board or boards in the Building, the colour, size, style, character and material of which shall be such as the Landlord shall determine, at the cost of the Landlord, the cost of all other signs, notices, directions, lettering or advertising medium to be paid for by the Tenant. Should the Landlord at any time object to anything not previously specifically consented to in writing by the Landlord as herein required, the Tenant shall remove the same forthwith at its own expense. Any sign, notice, direction, lettering or advertising medium erected by the Tenant pursuant to this Section must comply with all requirements of any applicable governmental authorities and with any signage criteria established by the Landlord in respect of the Building.

SECTION 5.18 - LOCKS AND TRIMMINGS

The Landlord shall provide at its own expense a lock on the doors of the Demised Premises leading to the public hallway and shall furnish the Tenant with four
(4) keys therefor. The Tenant may obtain additional keys upon payment to the Landlord of the Building standard rate for same. The Tenant shall return to the Landlord all such keys to the Demised Premises when vacating the Demised Premises. The Tenant covenants with the Landlord that all locks and trimmings of the doors and windows in or upon the Demised Premises shall be kept whole and whenever broken shall be immediately replaced or repaired under the direction and to the reasonable satisfaction of the Landlord and that such replacement and/or repairs shall be paid by the Tenant.

SECTION 5.19 - RUBBISH

The Tenant covenants with the Landlord to keep the Demised Premises free of rubbish and debris at all times, to provide proper receptacles for waste and rubbish and at the end of each business day to leave the Demised Premises in a condition such as to reasonably facilitate the performance of the janitor services supplied by the Landlord pursuant to this Lease.

SECTION 5.20 - INDEMNITY

The Tenant covenants with the Landlord to indemnify and save harmless the Landlord against and from any and all claims, demands, awards, judgments, actions and proceedings by whomsoever made, brought or prosecuted in respect of loss or damage to or destruction of property or personal injuries, including death, and from and against any and all loss of, damage to or destruction of property and expenses and costs suffered or incurred by the Landlord by reason of the act, omission, negligence or misconduct of the Tenant or any assignee or its and their servants, agents, invitees and licensees or any of them while in the course of exercising any right, licence or privilege or doing any thing which is required or permitted by reason of this Lease. If the Landlord shall be made a party to any litigation commenced by or against the Tenant, the Tenant shall hold the Landlord harmless and shall pay all costs, expenses and legal fees incurred or paid by the Landlord in connection with such litigation.

SECTION 5.21 - TENANT'S WORK

The Tenant covenants with the Landlord to complete the "Tenant's Work" in Schedule C in accordance with the terms thereof

SECTION 5.22 - ENERGY CONSERVATION

The Tenant covenants with the Landlord that the Tenant will cooperate with the Landlord in the conservation of all forms of energy in the Demised Premises, and that the Tenant will comply with all laws, by-laws, regulations and requirements relating to the conservation of energy and affecting the Demised Premises and/or the Building.

SECTION 5.23 - USE

The Tenant covenants with the Landlord to use the Demised Premises only for general office purposes.

                        ARTICLE VI - LANDLORD'S COVENANTS

SECTION 6.01 - QUIET ENJOYMENT

The Landlord covenants with the Tenant that the Tenant, upon paying the rent hereby reserved and performing and observing the covenants and provisos herein contained on its part to be performed and observed, shall peaceably enjoy and possess the Demised Premises for the Term without any interruption from the Landlord or from any other person or persons lawfully claiming by, from or under it.

SECTION 6.02 - TAXES

The Landlord covenants with the Tenant to pay, subject to the provisions of this Lease, all Tax that may be charged, levied, rated or assessed against the Building. If, in the sole opinion and discretion of the Landlord, any Tax is not fair and equitable, the Landlord may take all steps necessary to contest or appeal the validity thereof, but the Tenant shall not postpone or omit payment of the Tenant's Share of Tax for the Year whether because of any such appeal or on-going contest or otherwise. Provided that the Landlord shall notify and account to the Tenant for any portion to which the Tenant may be entitled of any savings, refund or reduction which may be forthcoming as a result of such appeal or contest.

SECTION 6.03 - REPAIR

The Landlord covenants with the Tenant to make Structural Repairs and repairs necessitated by damage for which the Landlord has insured or is obligated to insure pursuant to this Lease (unless such repairs are necessitated by the acts or omissions of the Tenant, its agents, employees, invitees or licensees).

SECTION 6.04 - HEATING AND AIR-CONDITIONING

The Landlord covenants with the Tenant to provide heating and air-conditioning of the Demised Premises to an extent sufficient to maintain therein a reasonable temperature at all times during normal business hours, except during the making of repairs. In no event shall the Landlord have, at any time, any obligation or liability in connection with the cessation, unavailability, interruption or suspension of any such service provided, except that repairs and maintenance work shall be carried out with reasonable dispatch so as to have the least adverse effect on the business operations of the Tenant.

SECTION 6.05 - ELEVATOR SERVICE

The Landlord covenants with the Tenant to furnish, except during the making of repairs, passenger elevator service during normal business hours and restricted elevator service at other times (it being agreed that operatorless automatic elevator service shall be deemed "elevator service" within the meaning' of this Section), and to permit the Tenant and the employees of the Tenant and all persons lawfully requiring communication with them to use such elevator service in common with others, but the Tenant and such employees and all other persons using the same shall do so at their sole risk and under no circumstances shall the Landlord be held responsible for any damage or injury happening to any person while using the same or occasioned to any person by any elevator or any of its appurtenances. In no event shall the Landlord have, at any time, any obligation or liability in connection with the cessation, unavailability, interruption or suspension of any such elevator service,

SECTION 6.06 - CARETAKING OF PUBLIC AREAS

The Landlord covenants with the Tenant to maintain and keep clean all public areas in the Building but, except as to the obligation to cause such maintenance and cleaning to be done, the Landlord shall not be responsible for any act of omission or commission or for any negligence on the part of the person or persons employed to perform such work.

SECTION 6.07 - JANITORIAL SERVICES

The Landlord covenants with the Tenant to supply normal janitor services for the Demised Premises such as are in keeping with maintaining the standard of a first class office building; but, except as to the obligation to cause such janitorial work to be done, the Landlord shall not be responsible for any act of omission or commission or for any negligence on the part of the person or persons employed to perform such work. All such work shall be done at the Landlord's direction and without any interference by the Tenant, its servants or employees.

SECTION 6.08 - WASHROOMS

Except in the case of one or more washrooms being within the Demised Premises, the Landlord covenants with the Tenant to permit the Tenant and the employees of the Tenant in common with others entitled thereto to use the washrooms of the Building which the Landlord may designate for the Demised Premises.

SECTION 6.09 - LANDLORD'S WORK

The Landlord covenants with the Tenant to complete the "Landlord's Work" in Schedule C in accordance with the terms thereof

                             ARTICLE VII - INSURANCE

SECTION 7.01 - INCREASE IN INSURANCE RATES OR CANCELLATION OF POLICY

The Tenant covenants with the Landlord not to do or omit or permit to be done or omitted upon the Demised Premises anything which shall cause the rate of insurance upon the Building, or any part thereof, to be increased or any insurance policy on the Building, or any part thereof, to be cancelled and if the Tenant shall be in breach of these provisions, the Tenant shall not only be responsible for all consequences flowing therefrom and shall indemnify the Landlord in respect thereof, but also:

(i) if the rate of insurance on the Building, or any part thereof, be increased by reason of the use made of the Demised Premises or by reason of anything done or omitted or permitted to be done or omitted by the Tenant or anyone permitted by the Tenant to be upon the Demised Premises, the Tenant will pay to the Landlord on demand the amount of such increase; and

(ii) if any insurance policy upon the Building, or any part thereof, shall be cancelled or threatened to be cancelled by the insurer by reason of the use or occupation of the Demised Premises or any part thereof by the Tenant or by any assignee or subtenant of the Tenant or by anyone permitted by the Tenant to be upon the Demised Premises, the Landlord may, at its option, terminate this Lease forthwith by leaving upon the Demised Premises notice in writing of its intention so to do and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid in full to the date of such determination and the Tenant shall immediately deliver up possession of the Demised Premises to the Landlord and the Landlord may re-enter and take possession of the same.


SECTION 7.02 - LANDLORD'S INSURANCE - MANDATORY

The Landlord shall take out and maintain to the full replacement value, fire and other hazard insurance, as the Landlord in its sole discretion may deem advisable, on the Building, excluding any property thereon with respect to which the Tenant or other tenants are obligated to insure, and its own general liability insurance, including general liability insurance in respect of the Common Areas in an amount no less than $ 1,000,000.00 in respect of any injury to or death or one or more persons and loss or damage to the property of others.

SECTION 7.03 - LANDLORD'S INSURANCE - OPTIONAL

The Landlord reserves the right to take out and maintain any insurance which the Landlord may deem necessary or advisable, including without limitation, loss of rental insurance, all risks insurance on a replacement cost basis, plate glass insurance and loss of use and occupancy under boiler coverage.

SECTION 7.04 - TENANT'S INSURANCE

Throughout the Term, the Tenant shall take out and maintain at his own expense in the name of the Tenant, in such form and with such companies as the Landlord may reasonably require:

(i) comprehensive general liability insurance of not less than $1,000,000.00 combined limit in respect of bodily injury or death and property damage arising out of the Tenant's business and/or use and occupancy of the Demised Premises (including the Tenant's construction of any leasehold improvements) showing the Landlord and any mortgagee of the Landlord as additional named insureds as their respective interests may appear with a severability of interest and a cross-liability clause and with the following extensions: owner's and/or contractor's protective, products and completed operations, medical payments, occurrence property damage, broad form property damage including completed operations, contingent employees liability or employer's liability, broad form automobile, employees as additional named insureds, personal injury, blanket contractual, and intentional acts to protect persons or property;

(ii) insurance upon the Tenant's furniture, fixtures, leasehold improvements and stock-in-trade in the Demised Premises in an amount not less than the full replacement value thereof with coverage against at least the perils of fire and standard extended coverage;

(iii) broad form boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount not less than the replacement cost of all leasehold improvements and of all boilers, pressure vessels, air-conditioning equipment and miscellaneous electrical apparatus owned or operated by the Tenant or by others (other than the Landlord) on behalf of the Tenant in the Demised Premises, or relating to or serving the Demised Premises;

(iv) Tenant's legal liability insurance for the actual cash value of the Demised Premises, including loss of use thereof, and

(v) any other form of insurance as the Landlord, acting reasonably, or any mortgagee of the Landlord, requires from time to time in form, in amounts and for insurance risks against which a prudent tenant would insure.

The aforesaid insurance shall exclude the exercise of any claim by the Tenant's insurer against the Landlord by subrogation and shall provide that such insurance may not be terminated, cancelled or materially altered unless thirty
(30) days' written notice of such termination, cancellation or material alteration is given by the insurers to the Landlord, and any mortgagee of the Landlord. The Tenant shall, prior to gaining entry to all or part of the Demised Premises, deliver to the Landlord certificates of such insurance, or the original or certified copy of such insurance policies.

                      ARTICLE VIII - DAMAGE AND DESTRUCTION

SECTION 8.01 - INJURY TO DEMISED PREMISES AND BUILDING

If during the Term the Demised Premises or the Building shall be damaged or destroyed by fire, lightning, tempest, explosion, acts of God or the Queen's enemies, structural defects or weakness, impact of aircraft, riots or insurrection or other casualty, then the following provisions shall have effect:

(i) if the Demised Premises or other parts of the Building shall be so badly injured so as to render the Demised Premises unfit for the Tenant's use and occupancy and shall be incapable, with reasonable diligence, of being repaired within one hundred eighty (180) days from the happening of such injury, or if such injury shall occur during the last Lease Year of this Lease, the Landlord may declare the Term to be forthwith terminated and the Tenant shall immediately surrender the Demised Premises to the Landlord and shall pay rent only to the time of such injury, and the Landlord may re-enter and repossess the Demised Premises discharged from this Lease and may remove all persons therefrom;

(ii) if the Demised Premises or other parts of the Building shall be damaged or destroyed as aforesaid and the Lease shall not have been terminated pursuant to sub-paragraph (i), or if the Demised Premises or other parts of the Building shall be capable, with reasonable diligence, of being repaired and rendered fit for the Tenant's use and occupancy within one hundred eighty (180) days from the happening of such injury as aforesaid, the Landlord and/or the Tenant, as the case may be, according to the nature of the damage and their respective obligations to repair as provided in sections 6.03 and 5.05, shall repair such damage, and:

         (A) if the damage is such as to render the Demised Premises wholly unfit for occupancy during the process of such repairs, then the rent hereby reserved shall not run or accrue after such injury or while the process of repair is going on and the rent shall recommence immediately after such repairs have been completed (provided that with respect to any repairs to be carried out by the Tenant, such repairs shall be deemed to be completed when such repairs would have been completed if the Tenant had proceeded with due diligence and dispatch); or

         (B) if the damage is so slight that the Demised Premises are partially fit for occupancy and use for the purposes of the Tenant's business, then until damage has been repaired the rent hereby reserved shall abate only in proportion to the extent that possession and enjoyment are interfered with and until such possession and enjoyment are fully restored (provided that with respect to any repairs to be carried out by the Tenant, such repairs shall be deemed to be completed when such repairs would have been completed if the Tenant had proceeded with due diligence and dispatch); and

(iii) the certificate of the Landlord's Architect as to the extent to which the Demised Premises are fit for occupancy, as to whether any such injury can or cannot be repaired within a period of 180 days from the happening of any such injury or as to the completion of repairs shall be final and binding upon the parties hereto as to the facts so certified.

SECTION 8.02 - DAMAGE TO PROPERTY

The Landlord shall not be liable or responsible in any way for any loss of or damage or injury to any property belonging to the Tenant or to employees of the Tenant or to any other person while such property is in or upon the Demised Premises or in the Building unless such loss, damage or injury shall have been caused by the negligence of the Landlord or of its employees, servants or agents; but, notwithstanding the foregoing, in no event shall the Landlord be liable for any damage to any such property caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or from the water, steam or drainage pipes or plumbing works of the Building or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted to be done by any other tenant.

              ARTICLE IX - TENANT'S DEFAULT AND LANDLORD'S REMEDIES

SECTION 9.01 - DEFAULT OF TENANT

If and whenever the rent hereby reserved, or any part thereof, shall not be paid on the day which is ten (10) days after the day appointed for payment thereof, although no demand shall have been made therefor, or in case of the breach, non-observance or non-performance of any of the covenants or agreements or Rules and Regulations herein contained or referred to on the part of the Tenant to be observed and performed other than a covenant to pay rent, or if re-entry is permitted under the terms of this Lease, then and in each such case, it shall be lawful for the Landlord at any time thereafter to re-enter into and upon the Demised Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate and to remove all persons and property from the Demised Premises which property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant, all without service of notice or resort to legal process and without being considered guilty of trespass or becoming liable for loss or damage occasioned thereby, anything herein contained to the contrary notwithstanding.

SECTION 9.02 - INTEREST ON OVERDUE PAYMENTS AND ADMINISTRATIVE FEE

The Tenant shall pay to the Landlord interest at that rate per annum which is three percent (3%) in excess of the Prime Rate payable on demand and compounded monthly, on all overdue payments required to be made by the Tenant under anyone or more of the provisions under this Lease. In the event of any default by the

Tenant under this Lease, the Landlord shall be entitled to an administrative fee in an amount reasonably determined by the Landlord to compensate the Landlord for administrative acts in connection with such default and which shall be collectible from the Tenant on Additional Rent.

SECTION 9.03 - BANKRUPTCY, ETC.

If the Demised Premises shall become and remain vacant or not be used for a period of fifteen (IS) days or be used by any person other than the Tenant or for any purpose other than that as herein or in the Rules and Regulations provided, without the written consent of the Landlord, or the Term or any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by any creditor of the Tenant or the Tenant shall make any assignment for the benefit of creditors or any sale or other disposition of all or substantially all of the Tenant's assets or any other sale or disposition which is out of the normal course of the Tenant's business or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors or (if the Tenant is a company or corporation) any order shall be made for the winding-up of the Tenant, or a receiver-manager is appointed to control the conduct of the business on or from the Demised Premises, then in any such case this Lease shall, at the option of the Landlord, cease and determine and the Term shall immediately become forfeited and void and the then current month's Basic Rent and Additional Rent and the next ensuing three months' Basic Rent and Additional Rent shall immediately become due and payable and the Landlord may reenter and take possession of the Demised Premises as though the Tenant or other occupant or occupants of the Demised Premises was or were holding over after the expiration of the Term without any right whatever, but if permitted by law, the Tenant shall continue to be liable to the Landlord for the rent hereby reserved for the balance of the Term.

SECTION 9.04 - DISTRESS

The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant or of any other person in or upon the Demised Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

SECTION 9.05 - RIGHT OF ENTRY AS AGENT OF TENANT

The Tenant covenants and agrees that upon the Landlord becoming entitled to re-enter upon the Demised Premises under any of the provisions of this Lease, the Landlord in addition to all other rights, shall have the right to enter the Demised Premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution therefor and to re-let the Demised Premises, as the agent of the Tenant, and to receive the rent therefor and, as the agent of the Tenant, to take possession of any furniture or other property on the Demised Premises and to sell the same at public or private sale with or without notice and to apply any proceeds of such sale and any rent derived from re-letting the Demised Premises upon account of the rent hereby reserved, and the Tenant shall be liable to the Landlord for the deficiency, if any.

SECTION 9.06 - RIGHTS OF TERMINATION

The Tenant covenants and agrees that upon the Landlord becoming entitled to re-enter upon the Demised Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights, shall have the right to terminate forthwith this Lease and the Term by leaving upon the Demised Premises notice in writing of its intention so to do, and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such termination of this Lease, and the Tenant shall immediately deliver up possession of the Demised Premises to the Landlord, and the Landlord may re-enter and take possession of the same. Any termination of this Lease by the Landlord shall be wholly without prejudice to the right of the Landlord to recover arrears of rent or damages for any antecedent default by the Tenant hereunder, loss of rent and any other matter whatsoever suffered by reason of this Lease having been prematurely terminated.

SECTION 9.07 - LANDLORD MAY REPAIR

If the Tenant fails to repair or maintain the Demised Premises in accordance with the provisions hereof, the Landlord, its agents, contractors or employees may (but shall not be obliged so to do) at any reasonable time enter the Demised Premises to remedy such failure or default and recover from the Tenant as Additional Rent the cost thereof (including the cost of repairs or cleaning required to be done after the Tenant vacates the Demised Premises at the end or sooner termination of the Tenn) plus a fifteen per cent (15%) supervision charge on the total amount of such costs. In making such repairs or doing such maintenance or cleaning the Landlord may bring and leave upon the Demised Premises all necessary materials, tools and equipment, and the Landlord shall not be liable to the Tenant for any inconvenience, annoyance, loss of business, or any injury suffered by the Tenant by reason of the Landlord effecting such repairs, maintenance or cleaning.

SECTION 9.08 - LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS

Notwithstanding any other provisions herein contained, the Landlord may, but need not, remedy any default of the Tenant. Any costs incurred by the Landlord in performing any act which the Tenant has failed to perform or in remedying any situation which has arisen through the neglect or default of the Tenant plus a fifteen percent (15%) supervision charge on the total amount of such costs shall be collectible from the Tenant as Additional Rent.

SECTION 9.09 - LEGAL COSTS

Any legal costs arising from a breach of any covenant by the Tenant shall be recoverable by the Landlord against the Tenant on a solicitor and client basis.

SECTION 9.10 - REMEDIES CUMULATIVE

No remedy herein conferred upon or reserved to the Landlord shall exclude any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereinafter existing at law or in equity or by statute.

                            ARTICLE X - MISCELLANEOUS

SECTION 10.01 - FIXTURES

No installation, alterations, additions, partitions, built-in cabinet work or fixtures in or upon the Demised Premises, whether placed there by the Tenant or by the Landlord, shall be removed from the Demised Premises at anytime either during or after the Term except as hereinafter provided. The Tenant may at its own expense during the Term in the usual and normal course of its business remove its trade fixtures, provided such trade fixtures have become excess for the Tenant's purposes or the Tenant is substituting new and similar trade fixtures of equal or greater value, provided the Tenant is not then in default under this Lease and provided the Tenant shall make good any damage caused by such removal. All installations, alterations, additions, partitions, built-in cabinet work and fixtures (other than trade fixtures) in or upon the Demised Premises, whether placed there by the Tenant or the Landlord, shall immediately become the Landlord's property without compensation therefor to the Tenant and shall not be removed from the Demised Premises at any time either during or after the Term without the prior written consent of the Landlord; provided that if the Landlord so directs by written notice to the Tenant, the Tenant shall upon the termination of the Term, promptly remove any or all of the installations, alterations, additions, partitions, built-in cabinet work and fixtures placed in the Demised Premises by, or at the request of, the Tenant and the Tenant shall make good any damage caused by such removal or the Landlord may make good such damage and the Tenant shall pay the cost thereof on demand. Notwithstanding anything herein contained the Landlord shall be under no obligations to repair or maintain the Tenant's installations, alterations, additions, partitions, built-in cabinet work, wall to wall carpeting and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant.

SECTION 10.02 - ASSIGNMENT BY LANDLORD

If the Landlord sells or assigns the whole or any part of its interest in this Lease, to the extent that the purchaser or assignee is responsible for compliance with the covenants and obligations of the Landlord hereunder, the Landlord without further written agreement will be relieved of liability under such covenants and obligations.

SECTION 10.03 - IMPOSSIBILITY OF PERFORMANCE

It is understood and agreed that whenever and to the extent that the Landlord shall be unable to fulfil or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service or labour required to enable it to fulfil such obligation or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller, board, governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or otherwise, the Landlord shall be relieved from the fulfilment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

SECTION 10.04 - NON-WAIVER

Any condoning, waiving, excusing or overlooking by the Landlord of any default, breach or non observance by the Tenant at any time or times of or in respect of any covenant, proviso or condition herein contained shall not operate as a waiver of the Landlord's rights hereunder in respect of any subsequent default, breach or non-observance, nor so as to defeat or affect in any way the rights of the Landlord herein in respect of any such default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative. The subsequent acceptance of rent hereunder by the Landlord shall not be deemed a waiver of any preceding breach of any obligation hereunder by the Tenant other than the failure to pay the particular rent so accepted, and the acceptance by the Landlord of any rent from any person other than the Tenant shall not be construed as a recognition of any rights not herein expressly granted, or as a waiver of any of the Landlord's rights, or as an admission that such person is, or as a consent that such person shall be deemed to be, a sub-tenant or assignee of this Lease. Nevertheless the Landlord may accept rent from any person occupying the Demised Premises at any time without in any way waiving any right under this Lease.

SECTION 10.05 - NO COLLATERAL AGREEMENTS

It is understood and agreed that this Lease (which includes the Schedules annexed hereto) contains the entire agreement and understanding made between the parties hereto and that there is no representation, warranty, collateral agreement or condition, expressed or implied, affecting this Lease or supported hereby other than such as may be expressly contained in or implied from the provisions hereof and that this Lease may not be modified except as herein expressly provided or except by subsequent agreement in writing of equal formality hereto executed by the Landlord and the Tenant.

SECTION 10.06 - NOTICE

Any notice or request herein provided for or given hereunder if given by the Landlord to the Tenant shall be sufficiently given if delivered or mailed by prepaid registered post addressed to the Tenant at the address specified in
Section 1.01 (v) or the Demised Premises. Any notice or request herein provided for or given hereunder if given by the Tenant to the Landlord shall be sufficiently given if delivered or mailed by prepaid registered post addressed to the Landlord at the address specified in Section 1.01(iii). Any notice or request shall be conclusively deemed to have been given on the second business day following the day on which it was so mailed, as the case may be. If in this

Lease two (2) or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally or mailed as aforesaid to any one of such persons. Either party may at any time give notice in writing to the other of any change of address in Canada of the party giving such notice and from and after the giving of such notice the address therein specified shall be deemed to be the address of such party for the purpose of giving such notices or requests thereafter.

SECTION 10.07 - CERTIFICATES

The Tenant agrees that it will at any time and from time to time upon not less than ten (10) days prior notice execute and deliver to the Landlord or to whomsoever the Landlord directs a statement in writing certifying that the Tenant is in possession of the Demised Premises and commenced to pay rent on a specified date; this Lease is unmodified and in full force and effect or, if modified, stating the modifications and that the same is in full force and effect as so modified; the amount of the annual rental then being paid hereunder and of any prepaid rent or security deposit held by the Landlord; the dates to which the rentals, by installments or otherwise, and other charges hereunder have been paid; whether or not there is any existing default on the part of the Landlord of which the Tenant has notice; and any additional information or acknowledgment reasonably requested by the Landlord.

SECTION 10.08 - SUBORDINATION

This Lease is subject and subordinate to all mortgages (including any deed of trust and mortgage securing bonds and all indentures supplemental thereto) which may now or hereafter affect either the Lands or the Building or any interest therein (and whether or not such mortgages affect only the Demised Premises or the Building or affect other premises as well) and to all renewals, modifications, consolidations, replacements and extensions thereof, and the Tenant whenever requested by any such mortgagee (including any Trustee under a deed of trust and mortgage) shall attorn to such mortgagee upon all the terms of this Lease. The Tenant agrees to execute promptly any certificate in confirmation of such subordination as the Landlord may request and hereby constitutes the Landlord the agent or attorney in fact of the Tenant for the purpose of executing any such certificate and of making application at any time and from time to time to register postponements of this Lease in favour of any such mortgage in order to give effect to the provisions of this section. Subject to the foregoing, in the event the Landlord requires this Lease to be registered in priority to any mortgage (including any deed of trust and mortgage securing bonds and all indentures supplemental thereto) which may now or any time hereafter affect in whole or in part the Demised Premises, the Lands or the Building and whether or not any such mortgage shall affect only the Demised Premises, the Lands or the Building or shall be a blanket mortgage affecting other premises as well, the Tenant covenants and agrees with the Landlord that the Tenant shall execute promptly upon request by the Landlord any certificate, priority agreement, or other instrument which may from time to time be requested by the Landlord, acting reasonably, to give effect thereto.

SECTION 10.09 - RELOCATION

The Landlord reserves the right at any time, and from time to time, to change the location of the Demised Premises, provided that the Rentable Area of the new premises shall not be more than five percent (5%) larger than the Rentable Area of the Demised Premises unless consented to by the Tenant. If the Landlord exercises such right to relocate Tenant:

         (a) the Landlord shall endeavour to relocate the Tenant in premises of comparable size, quality and exposure;

         (b) during the period of such relocation, all rent and other charges provided for hereunder shall abate for that period of time during which the Tenant is unable to carry on business in the Building;

         (c)      the Landlord will pay the moving costs of the Tenant, if any;

         (d) should the Rentable Area of the premises to which the Tenant is relocated be larger or smaller than the Rentable Area of the Demised Premises, then the Basic Rent and Tenants Proportionate Share shall be proportionately adjusted to reflect such greater or lesser area by the ratio which such increase or decrease in area bears to the original Rentable Area of the Demised Premises;

         (e) the exercise of such rights shall be without recourse by the Tenant;

         (f) should the Landlord give the Tenant written notice of such relocation after the Tenant has commenced or completed the installation of partitioning or other improvements to the Demised Premises, the Landlord will furnish the Tenant with similar partitioning and other improvements of equal quality or compensate the Tenant therefor; and

         (g) at the request of the Landlord, the Tenant shall execute and deliver a lease of the premises to which the Tenant is relocated for the remainder of the Term, which lease shall contain the same terms and conditions as this Lease subject only to changes necessitated by Section 10.09(d) and an appropriate description of such premises, after which the parties shall release one another from any further obligation under this Lease.

SECTION 10.10 - OVERHOLDING

If, without objection by the Landlord, but without any further written agreement, the Tenant shall continue to occupy the Demised Premises and pay rent after the expiration of the Term, the Tenant shall be a monthly tenant, and otherwise a tenant at sufferance only, at a monthly Basic Rent equal to one hundred fifty percent (150%) of the monthly installments of Basic Rent payable on the last monthly payment date during the Term and on the terms and conditions herein set out, in so far as the same are applicable, except as to length of tenancy.

SECTION 10.11 - EXPROPRIATION

If during the Term, title is taken to the whole or any part of the Lands and/or the Building (whether or not such part includes the Demised Premises) by any competent authority under the power of eminent domain or by expropriation, and the Land Lease is terminated as a result of such expropriation pursuant to the provisions of the Land Lease, then in such event this Lease shall terminate as of the date the Land Lease is terminated. Upon such termination, the Tenant shall immediately deliver up possession of the Demised Premises to the Landlord, rent shall be apportioned and payable up to the date of such termination and the Landlord may re-enter and take possession of the Demised Premises. In the event of any such taking, the parties shall each be entitled to separately advance their claims for compensation for the loss of their respective interests and to receive and retain such compensation as may be awarded to each respectively.

SECTION 10.12 - RENOVATION OR DEMOLITION

The Tenant covenants with the Landlord that in the event of the Landlord at any time desiring to remodel, renovate or demolish the Building, or any part thereof, the Tenant will on being given at least six (6) months' notice in writing from the Landlord surrender this Lease and all the remainder of the Term and deliver up possession of the Demised Premises to the Landlord on the date set forth in such notice, rent shall be apportioned and payable up to such date, and the Landlord may re-enter and take possession of the Demised Premises.

SECTION 10.13 - CHANGES AND ADDITIONS TO BUILDING

The Landlord reserves the right to make alterations or additions to or build additional stories on the Building, or make additions or reductions to the Lands.

SECTION 10.14 - TIME OF ESSENCE

Time is of the essence of this Lease.

SECTION 10.15 - FORM OF LEASE

Notwithstanding anything contained in this Lease or any rule of law, it is understood and agreed that the Landlord shall not be required to deliver this Lease to the Tenant in registrable form. The Tenant shall register this Lease at its own expense if requested to do so by the Landlord.

SECTION 10.16 - GUARANTEE



SECTION 10.17 - SUCCESSORS AND ASSIGNS

This Indenture and everything herein contained shall extend to and bind and may be taken advantage of by the respective heirs, executors, administrators, successors and assigns, as the case may be, of each and every of the parties hereto subject to the granting of any required consent by the Landlord to an assignment or sublease.

SECTION 10.18 - SPECIAL PROVISIONS

1.       Free Rent

         The Tenant shall not be required to pay Basic Rent to the Landlord during the first month of the Term of the Lease but, during such period, shall abide by all other terms of this Lease, including the obligation to pay Additional Rent.

2.       Parking

         The Landlord shall provide, at the Tenant's cost, three (3) random or reserved parking stalls in the Building at the prevailing market rental rates. The rental rates for such stalls shall be subject to adjustment from time to time to reflect market rental rates for comparable parking stalls in downtown Vancouver.

3.       Option to Renew

         Provided the Tenant duly and regularly pays the rent provided for herein, performs each and every one of the covenants herein to be performed and observed by the Tenant hereunder, and is not then in default under this Lease, the Tenant shall have one (1) option to renew this Lease, exercisable by providing the Landlord with not less than three (3) months and not more than six (6) months prior written notice, for a renewal term (the "Renewal Term") of three (3) years, upon the same terms and conditions contained herein except for Basic Rent and this option to renew. The Basic Rent payable during the Renewal Term shall be agreed upon between the parties and shall be based on the then current market rental rates for premises of similar size, quality and location. In no event shall the Basic Rent payable during the Renewal Term be less than the Basic Rent payable during the final year of the initial term of the Lease. If the parties are unable to agree on the Basic Rent payable during the Renewal Term during the three (3) mouth period immediately preceding the expiry of the initial term of the Lease, such Basic Rent shall be determined by a single arbitrator under the Commercial Arbitration Act British Columbia.

         Until the Basic Rent for the Renewal Term has been determined in accordance with the foregoing, the Tenant shall pay the monthly Basic Rent paid during the last year of the initial term of the Lease and, upon such determination, both Landlord and the Tenant shall make the appropriate adjustments.

IN WITNESS WHEREOF the parties hereto have executed this Indenture.


THE CORPORATE SEAL OF P. SUN'S                                 )
ENTERPRISES (VANCOUVER) LTD.                                   )
was hereunto affixed in the presence of:                       )
                                                               )             C/S
                                                               )
Per:     /s/                                                   )
         --------------------------------------------
         Authorized Signatory                                  )
                                                               )
                                                               )
Per:     /s/                                                   )
         --------------------------------------------
         Authorize&Signatory                                   )
THE CORPORATE SEAL OF A SURE                                   )
ECOMMEERCE, INC. was hereunto affixed                          )
in the presence of:                                            )
                                                               )             C/S
                                                               )
Per:     /s/                                                   )
         --------------------------------------------
         Authorized Signatory                                  )
                                                               )
                                                               )
Per:                                                           )
         --------------------------------------------
         Authorized Signatory                                  )

                                   SCHEDULE A

                             HSBC BUILDING (OFFICE)

                            PLAN OF DEMISED PREMISES

                                                                 Initials
                                                           Landlord      Tenant

                      [THIS PAGE CONTAINED AN ILLUSTRATION]

                                   SCHEDULE B

                             HSBC BUILDING (OFFICE)

                              RULES AND REGULATIONS

1. The sidewalks, entrances, elevators, stairways, corridors and fire escapes of the Building shall not be obstructed by the Tenant or used by him for any purpose other than for ingress and egress to and from the Demised Premises. The Tenant shall not place or allow to be placed in the hallways, corridors or stairways any waste paper, dust, garbage, refuse or anything else whatsoever that would obstruct them or tend to make them appear unclean or untidy. Nothing shall be thrown by the Tenant or his employees out of the windows or doors down the passages or sky lights of the Building.

2. Business machines, filing cabinets, heavy merchandise or other articles liable to overload, injure or destroy any part of the Building shall not be taken into the Building without the written consent of the Landlord, and the Landlord shall in all cases retain the right to prescribe the weight and proper position of all such articles and the times and routes for moving or keeping any such articles on the Demised Premises, the costs of which shall be paid the Tenant.

3. The Tenant shall not mark, paint, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Demised Premises and Building except with the prior written consent of the Landlord as it may direct. Any additional plumbing in the Building will require core drilling of the slab. Areas that may be core drilled are restricted and drilling locations must be approved by Landlord's structural engineer due to the post-tensioning system. An x-ray of the slab MUST be taken, report produced, and approved by the Landlord.

4. All work in connection with or affecting the heating, ventilating, air-conditioning, electrical, plumbing or other mechanical systems of the Building requested by the Tenant shall, if the Landlord so elects, be performed for the Tenant by the Landlord and, if the Landlord does not so elect, shall not be performed except with the prior written consent of the Landlord and in any event the cost of such work shall be paid by the Tenant.

5. All special connections to the electrical system in the ceiling required by the Tenant will be supplied and installed by the Landlord at the Tenant's expense.

6. The Tenant and his employees shall not in any way interfere with or annoy other occupants of the Building or those having business with them.

7. The Tenant shall not place any additional lock or other security devices upon any door of the Demised Premises or the Building without the written consent of the Landlord.

8. The Tenant shall give the Landlord prompt notice of any accident to or any defect in the heating, ventilating, air-conditioning, electrical, plumbing or other mechanical apparatus or any other part of the Demised Premises or the Building.

9. No bicycles or other vehicles and no dog or other animal or bird shall be brought into or kept in the Building.

10. Furniture, effects and supplies shall not be taken into or removed from the Demised Premises except at such time and in such a manner as may be previously approved by the Landlord.

11. The Tenant will not make or permit any improper noise in the Building and will not place any radio or television antennas on the roof or on or in a part of the inside or outside of the


                                                                 Initials
                                                           Landlord      Tenant

SCHEDULE B
HSBC BUILDING (OFFICE)
RULES AND REGULATIONS

         Building other than the inside of the Demised Premises, and will not operate or permit to be operated any musical or sound producing instrument or device inside or outside the Demised Premises which may be heard outside the Demised Premises, and will not operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere.

12.      No one shall use the Demised Premises for sleeping quarters.

13. All persons entering and leaving the Building at any time other than during normal business hours shall register in the books kept by the Landlord at or near the night entrance and the Landlord will have right to prevent any person from entering or leaving the Building unless provided with a key to the premises to which such person seeks entrance or a pass in a form to be approved by the Landlord. Any persons found in the Building at such times without such keys or passes will be subject to the surveillance of the employees and agents of the Landlord. The Landlord may prevent any person from removing any goods from the Building without written authorization of the Tenant. The Landlord shall be under no responsibility for failure to enforce this rule.

14. The Tenant and its employees shall use such water-closets, other water apparatus and washroom facilities in the Building as shall be from time to time designated by the Landlord for use in connection with the Demised Premises. The water-closets and other water apparatus shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the Tenant if caused by it or its employees. The Tenant shall not let water run unless in actual use.

15. Any hand trucks, carryalls or similar equipment used in the Building shall be equipped with rubber tires, side guards and such other safeguards as the Landlord shall reasonably require.

16. Neither the Landlord nor the Tenant shall perform, patronize or (to the extent under its control) permit any commissary, soliciting or peddling in the Building.


                                                                 Initials
                                                           Landlord      Tenant

                                   SCHEDULE C

                             HSBC BUILDING (OFFICE)

                          LANDLORD'S AND TENANT'S WORK

1. As soon as same are available, the Landlord shall supply to the Tenant written requirements, including design criteria and guidelines, as well as rules and regulations (the "Requirements") relating to the design and construction of the leasable area of the Building.

2. Except as set out in this paragraph 2, the Demised Premises are leased on an "as is" basis. The Landlord shall at its expense do the following work (the "Landlord's Work"), and all other work required for the Demised Premises shall be provided by and at the expense of the Tenant:

         (a)      Demising


                  Remove and/or reconfigure the marked demising walls and repair any remaining walls/doors as required to a professional finish.

         (b)      Paint

                  Paint and repair all interior walls/wall coverings in colour selected by the Tenant.

         (c)      Carpeting

                  Provide and install new commercial grade carpeting in colour selected by the Tenant, except in "bull pen" area which shall be finished with anti-static linoleum.

         (d)      Telecommunications

                  If required by the Tenant, provide and install TI fibre-optic direct line to a central access point within the Demised Premises.

         (e)      Lighting

                  Provide and install separate lighting control/dimmer for "open" work area of Demised Premises and install three halogen light bars in "bull pen" area. (Not yet completed)

         (f)      Counter

                  Repair and refinish the reception counter to original "new" finish. (Not yet completed)

         (g)      Miscellaneous

                  Perform the foregoing work, and any other work, as specified in the proposed layout attached to this Schedule C.

3.       (a)      The Tenant shall submit to the Landlord, not more than twenty
                  (20) days after receiving from the Landlord the Requirements, preliminary plans, consisting of preliminary sketches and outline specifications, using the design services of the Landlord's mechanical and electrical engineers, for the work to be done by the Tenant to the Demised Premises (the
                  "Tenant's Work"). The Landlord's Architect or, at the option of the Landlord, the Landlord, shall review such preliminary plans and shall within ten (10) days after receipt of same advise the Tenant in writing of the required changes. The
                  Tenant shall make the required changes, if any, in such preliminary


                                                                 Initials
                                                           Landlord      Tenant

SCHEDULE C
HSBC BUILDING (OFFICE)
LANDLORD'S AND TENANT'S WORK

                  plans and shall resubmit them to the Landlord not more than ten (10) days after being advised by the Landlord of required changes.

         (b)      The Tenant shall submit to the Landlord, not more than thirty
                  (30) days after approval of the preliminary plan for the Tenant's Work complete final plans and specifications, using the design services of the Landlord's mechanical and electrical engineers, for the Tenant's Work, to be based upon such preliminary plan as approved. The Landlord's Architect or, at the option of the Landlord, the Landlord, shall review such plans and specifications and shall within ten (10) days after receipt of same advise the Tenant in writing of the required changes. The Tenant shall make the required changes, if any, in such plans and specifications and shall resubmit them to the Landlord not more-than 14 days after being advised by the Landlord of required changes.

4.       (a)      For the purpose of this paragraph 4, the Demised Premises
                  shall be considered to be "ready for occupancy" when the Landlord's Work (with the exception of minor adjustments and deficiencies and of those items of the Landlord's Work which cannot be done until the Tenant has installed certain items of the Tenant's Work) is completed to the extent that the Tenant may enter on the Demised Premises to commence the Tenants Work and may enjoy the use of the Demised Premises commensurate with the state of completion of the Landlord's Work, without interference or interruption caused by the Landlord and its employees, agents and contractors in carrying out the Landlord's Work.

         (b) Provided that, if due to the failure of the Landlord to carry out the Landlord's Work, the Demised Premises or any part thereof are not ready for occupancy on the Commencement Date, no part of the rent or only the proportionate part thereof, in the event that the Tenant shall occupy only a part of the Demised Premises, shall be payable for the period prior to the date when the entire Demised Premises are ready for occupancy, and the full rent shall accrue only after such last mentioned date, and the Tenant hereby agrees to accept any such abatement of rent in full settlement of all claims which the Tenant might otherwise have by reason thereof. Provided further, however, that when the Demised Premises are ready for occupancy, the Tenant shall not be entitled to any abatement of rent for any delay in occupancy due to the Tenant's failure or the failure of his contractors or agents to complete the installations and other work required for its purposes or due to any other reason. A certificate of the Landlord's architect as to completion of the Landlord's Work shall be conclusively binding upon the parties hereto as to the facts so certified. The Tenant shall not be entitled to exclusive occupation of the Demised Premises until the Landlord's Work is fully completed.

5. If the Tenant defaults in submitting or resubmitting its plans and specifications as required in paragraph 3 of this Schedule C, the Landlord's Work shall be deemed to have been substantially completed when such part thereof, which can feasibly be performed independently of such plans and specifications, is completed.

6. So long as the Tenant and his employees, agents and contractors do not interfere with the Landlord and its employees, agents and contractors who may be in or about the Demised Premises for the purpose of carrying out the Landlord's Work, the Tenant shall be entitled to enter the Demised Premises prior to the commencement of the Term without incurring any obligation to pay rent, but the Tenant shall pay for all utilities and services furnished to the Tenant and its employees, agents and contractors by the Landlord, promptly upon being billed therefor, for the purpose and only for the purpose, of doing the Tenant's Work and the provisions of this lease shall apply mutatis mutandis. In respect of the rights granted to the


                                                                 Initials
                                                           Landlord      Tenant

SCHEDULE C
HSBC BUILDING (OFFICE)
LANDLORD'S AND TENANT'S WORK

         Tenant in this paragraph 6, the Tenant hereby agrees to indemnify and save harmless the Landlord against:

         (a) claims for death or injury to persons or damage to property made by the Tenant or by any employee, agent or contractor of the Tenant to the extent that same are not caused by the negligent act or omission of the Landlord or by any employee, agent or contractor of Landlord; and

         (b) claims for death or injury to third parties or damage to property of third parties to the extent that same are caused by the negligent act or omission of the Tenant or by any employee, agent or contractor of the Tenant.

         The Tenant will be responsible for any damage to the Landlord's property to the extent such damage results from the exercise by the Tenant of the rights granted to it pursuant to this paragraph 6.

7. It is understood by the Tenant that the interior plan of the Demised Premises may be designed either by the Landlord's Architect or by a qualified interior designer chosen by the Tenant and satisfactory to the Landlord, the approval of the Landlord not to be unreasonably withheld. It is understood, however, by the Tenant that any revisions to the basic construction of the Building, or the heating, ventilating, air-conditioning, plumbing, mechanical or electrical systems thereof, in order to accommodate the requirements of the Tenant must be designed by the Landlord's Architect and by the structural, mechanical or electrical engineers appointed by the Landlord for the Building and such revisions will be at the expense of the Tenant. If any person other than the Landlord's Architect is retained by the Tenant, the Tenant agrees to cause such person to include the Landlord's Architect in the distribution of drawings made by such person for the interior planning of the Demised Premises and the Landlord's Architect and its engineering consultants shall provide instructions to the Landlord's General Contractor or Project Manager with respect to the basic construction of the Building.

8. The Tenant shall engage the Landlord's General Contractor or Project Manager for carrying out all revisions to the basic construction of the Building resulting from the occupancy by the Tenant of space in the Building. If work other than revisions to the basic construction of the Building is needed by the Tenant, the Tenant must engage the Landlord's mechanical and electrical contractors for any mechanical or electrical work, respectively, and any other building contractor to perform such other work; provided, however, that in the event any other building contractor is so engaged, the Tenant shall ensure that the following conditions have been complied with prior to the commencement of the work:

         (a) any such building contractor must be approved by the Landlord, such approval not to be unreasonably withheld;

         (b) any such building contractor must provide sufficient evidence to the Landlord that he or it is adequately and properly covered by insurance including for all risk, fire, public liability and property damage, and that, if required by the Landlord, either or both the Landlord and the Landlord's General Contractor are named insureds in such insurance policies; and

         (c) the union affiliation or affiliations of such building contractor shall not conflict with any other affiliation then on site.

9. Prior to the commencement of the Tenant's Work, the Tenant shall furnish the Landlord or its representative with all necessary approvals or permits that may be required including,


                                                                 Initials
                                                           Landlord      Tenant

SCHEDULE C
HSBC BUILDING (OFFICE)
LANDLORD'S AND TENANT'S WORK

         without limitation, building permits, Department of Labour permits and Fire Prevention Bureau approvals. No work shall be commenced by the Tenant until:

         (a) the Tenant provides the Landlord with reasonable evidence of satisfactory insurance coverage;

         (b) the Tenant provides the Landlord with reasonable evidence that it has made provision to pay the full cost of the Tenant's Work, to discharge any liens that may arise therefrom and to supervise and complete the Tenant's Work; and

         (c) the Landlord has given the Tenant written notice that the Tenant's Work can proceed, subject to such conditions as the Landlord may impose.

10. The Tenant shall, at his expense, complete the Tenant! s Work in accordance with approved final plans and specifications and the Requirements. The Tenant shall use its best efforts to complete the Tenant's Work and to have the Demised Premises fully completed and fixtured and ready to open to the public for business as expeditiously as possible. The Tenant shall ensure that all materials and workmanship shall be of uniformly high quality, not less than building standard, in accordance with the very best standards of practices and in compliance with any governing codes and regulations.

11. Any work or services, other than that stipulated as the Landlord's Work, which is done or furnished by the Landlord for or at the request of the Tenant, including without limitation, or any excess or additional cost in the Landlord's Work occasioned by the Tenant's Work shall be paid for by the Tenant as Additional Rent as follows:

         (a) thirty-five percent (35%) of the amount payable (as estimated by the Landlord) shall be paid by the Tenant prior to the doing of the work or furnishing of the services, and

         (b) the balance shall be paid by the Tenant within fifteen (15) days after the receipt of a statement for it.

         The cost of the work or services will include (in addition to direct labour, material, and applicable taxes), architectural, contractor's and project manager's fees and an additional administration fee of seven percent (7%) of the aggregate costs of such work and services. Notwithstanding the doing of such work or the furnishing of such services, each item of the Tenant's Work shall remain part of the Tenant's Work and not the Landlord's Work.

         NOTE: Any additional plumbing in the Building will require core drilling of the slab. Areas that may be core drilled are restricted and drilling locations must be approved by the Landlord's structural engineer due to the post-tensioning system.

                                                                 Initials
                                                           Landlord      Tenant

SCHEDULE C
HSBC BUILDING (OFFICE)
LANDLORD'S AND TENANT'S WORK

                                      [THIS PAGE CONTAINED AN ILLUSTRATION.]



                                                                 Initials
                                                           Landlord      Tenant